                                                                      Exhibit 10



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in Post-Effective Amendment No. 8 to the Registration Statement under the Securities Act of 1933 and Amendment No. 14 to the Registration Statement under the Investment Company Act of 1940 of Western-Southern Life Assurance Company Separate Account I on Form N-4
(File No. 33-76582) of our report, dated April 27, 1998, on our audits of the financial statements of Western-Southern Life Assurance Company and our report, dated January 16, 1998, on our audits of the financial statements of Western-Southern Life Assurance Company Separate Account I. We also consent to the reference to our firm under the caption "Independent Accountants".


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Cincinnati, Ohio
November 2, 1998